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                                          Exhibit (a)(ii) under Form N1-A
                                   Exhibit (3)(i) under Item 601/Reg. S-K

                              REGIONS FUNDS
                            Amendment No. 10
                                 to the
                 Amended & Restated Declaration of Trust
                           dated May 19, 2000

THIS Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      "Section 5.  Establishment and Designation of Series or Class.
                   ------------------------------------------------

      Without limiting the authority of the Trustees set forth in
      Article XII, Section 8, inter alia, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                     Regions Aggressive Growth Fund
                             Class A Shares
                             Class B Shares
                          Regions Balanced Fund
                             Class A Shares
                             Class B Shares
                        Regions Fixed Income Fund
                             Class A Shares
                             Class B Shares
                  Regions Government Money Market Fund
                           Regions Growth Fund
                             Class A Shares
                             Class B Shares
                Regions Limited Maturity Government Fund
                             Class A Shares
                             Class B Shares
                   Regions Treasury Money Market Fund
                             Class A Shares
                             Class B Shares
                           Regions Value Fund
                             Class A Shares
                             Class B Shares


      The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 18th day of May, 2001.

            WITNESS the due execution hereof this 18th day of May, 2001.



/s/ John F. Donahue                 /s/ Peter E. Madden
------------------------------      ------------------------------
John F. Donahue                     Peter E. Madden

/s/ Thomas G. Bigley                /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
Thomas G. Bigley                    Charles F. Mansfield, Jr.

/s/ John T. Conroy, Jr.             /s/ John E. Murray, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh

/s/ Lawrence D. Ellis, M.D.
------------------------------
Lawrence D. Ellis, M.D.